UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2014 (April 11, 2014)

INTERCEPT PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35668	22-3868459
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 W. 15th Street, Suite 505 New York, New York		10011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 747-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Executive Compensation

On April 11, 2014, the board of directors (the “Board”) of Intercept Pharmaceuticals, Inc. (the “Company”), based on recommendations from the compensation committee of the Board, approved new compensation arrangements for Mark Pruzanski, President and Chief Executive Officer, David Shapiro, Chief Medical Officer and Executive Vice President—Development, and Barbara Duncan, Chief Financial Officer (collectively, the “named executive officers”), as described below.

(1) The Board approved the following changes for 2014 to base salaries and bonus targets for the named executive officers:

Name	Base Salary ($)		Bonus Target (% of Base Salary)
	2013	2014	2013	2014
Mark Pruzanski	500,000	550,000	50%	70%
David Shapiro	380,000	420,000	35%	40%
Barbara Duncan	335,000	385,000	35%	40%

The change to the base salary of each named executive officer is effective as of April 1, 2014.

(2) The Board approved the following bonus payments and equity grants to the named executive officers:

Name	2013 Bonus ($)		Time-Based Awards (Shares)		Performance-Based Options (Shares) (5)
	Target-Based (1)	Special (2)	Options (3)	Restricted Stock (4)
Mark Pruzanski	375,000	100,000	5,733	4,699	22,931
David Shapiro	199,500	50,000	1,835	1,504	8,255
Barbara Duncan	175,875	50,000	1,835	1,504	6,650

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(1)	Based on the achievement of 150% of corporate goals, in the case of Dr. Pruzanski, and 150% of corporate and individual goals, in the case of Dr. Shapiro and Ms. Duncan.
(2)	Amounts reflect a one-time, special bonus for fiscal 2013 performance awarded to the named executive officers.
(3)	25% of the shares of common stock underlying this option will vest on January 1, 2015, subject to the terms and conditions of the award and the Company’s 2012 Equity Incentive Plan (the "2012 Plan"). The remainder of the shares of common stock underlying this option will vest pro rata on a monthly basis after the initial vesting date through January 1, 2018 (representing the vesting on each such vesting date of approximately 2.0833% of the shares of common stock initially underlying this option), subject to the terms and conditions of the award and the 2012 Plan.
(4)	25% of the shares of restricted stock will vest on January 1, 2015, subject to the terms and conditions of the award and the 2012 Plan. The remaining shares of restricted stock will vest pro rata on each subsequent three-month anniversary of the initial vesting date through January 1, 2018 (representing the vesting on each such vesting date of 6.25% of the shares of restricted stock), subject to the terms and conditions of the award and the 2012 Plan.
(5)	The shares underlying this option to purchase common stock will vest upon the achievement of certain regulatory milestones related to obeticholic acid (OCA) at future dates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT PHARMACEUTICALS, INC.

Date: April 17, 2014	/s/ Mark Pruzanski
Mark Pruzanski, M.D. President and Chief Executive Officer